UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2025

CRANE HARBOR ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42617	98-1830736
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1845 Walnut Street, Suite 1111
Philadelphia, PA 19103
(646) 470-1493
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one share right	CHACU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	CHAC	The Nasdaq Stock Market LLC
Share Rights, each right entitling the holder to receive one tenth (1/10) of a Class A ordinary share	CHACR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Business Combination Agreement

On November 3, 2025, Crane Harbor Acquisition Corp., a Cayman Islands exempted company (“SPAC”), Xanadu Quantum Technologies Inc., a corporation continued under the Business Corporations Act (Ontario) (the “Company”), and Xanadu Quantum Technologies Limited, a corporation incorporated under the Business Corporations Act (Ontario) (“PubCo,” together with SPAC and the Company, the “Parties” and each a “Party”), entered into a business combination agreement (as it may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”). The Business Combination Agreement and the transactions contemplated thereby (the “Business Combination”) were unanimously approved by the boards of directors of each of the SPAC and the Company.

The Business Combination

The Business Combination will be effected pursuant to a plan of arrangement under Section 182 of the Business Corporations Act (Ontario) (the “OBCA”) (such plan, the “Plan of Arrangement”) and completed through the following steps, subject to the terms and conditions of the Business Combination Agreement and the Plan of Arrangement:

●	On the date on which SPAC effects its continuance after receipt of an interim order of the Ontario Superior Court of Justice (Commercial List) (the “Court”) approving the calling and holding of the required shareholder meetings and related matters (the “Interim Order”) and prior to the submission for the final order of such Court approving the Plan of Arrangement (the “Final Order”) (the “SPAC Continuance Date”), SPAC will continue from the Cayman Islands Companies Act (as revised) to the OBCA (the “SPAC Continuance”), and, in connection therewith, each issued and outstanding Class A ordinary share, par value US$0.0001, and Class B ordinary share, par value US$0.0001, of SPAC (collectively, the “SPAC Shares,” and each a “SPAC Class A Share” and “SPAC Class B Share,” respectively) will become, respectively, a SPAC Class A Share and a SPAC Class B Share under the OBCA, and each outstanding right of SPAC that entitles the holder, upon exchange, to receive one-tenth (1/10) of one SPAC Class A Share (a “SPAC Share Right”) will, from and after the SPAC Continuance, represent the right to receive one-tenth (1/10) of one SPAC Class A Share under the OBCA, in each case in accordance with their terms.

●	At the arrangement effective time specified in the Plan of Arrangement (the “Arrangement Effective Time”): (i) each outstanding preferred share in the capital of the Company (each, a “Company Preferred Share”) will be converted into and exchanged for one voting common share in the capital of the Company (each, a “Company Voting Common Share”); and (ii) immediately thereafter, (A) each outstanding Company Voting Common Share (including those issued upon conversion of Company Preferred Shares) will be transferred to PubCo in exchange for multiple voting shares in the capital of PubCo (“PubCo Multiple Voting Shares”), and (B) each outstanding non-voting common share in the capital of the Company (each, a “Company Non-Voting Common Share,” and together with the Company Voting Common Shares, the “Company Common Shares”) will be transferred to PubCo in exchange for subordinate voting shares in the capital of PubCo (“PubCo Subordinate Voting Shares,” and together with the PubCo Multiple Voting Shares, the “PubCo Shares”), in each case, in a number equal to the exchange ratio specified in the Plan of Arrangement (the “Exchange Ratio”), with no fractional PubCo Shares to be issued. No PubCo Shares will be issued to registered holders of Company Common Shares who validly exercise dissent rights under Section 185 of the OBCA, as modified by the Interim Order, having the rights set forth in the Plan of Arrangement (which have been contractually waived).

●	Concurrently at the Arrangement Effective Time, each issued and outstanding SPAC Class A Share and SPAC Class B Share will be transferred to PubCo in exchange for one PubCo Subordinate Voting Share, and each outstanding SPAC Share Right will be transferred to PubCo in exchange for one-tenth (1/10) of one PubCo Subordinate Voting Share, in each case, as provided in the Plan of Arrangement.

Upon completion of the foregoing steps, SPAC and the Company will be wholly owned subsidiaries of PubCo, and the former shareholders of SPAC and the Company will hold PubCo Subordinate Voting Shares and/or PubCo Multiple Voting Shares, as provided in the Plan of Arrangement.

Representations and Warranties; Covenants

The Business Combination Agreement contains representations and warranties of each of the Parties thereto that are customary for transactions of this type, including with respect to the operations of SPAC, the Company and PubCo. In addition, the Business Combination Agreement contains customary pre-closing covenants, including the obligation of the Company to conduct its business in the ordinary course consistent with past practice and to refrain from taking specified actions, subject to certain exceptions. The Parties have also undertaken to procure clearance under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), and PubCo has agreed to adopt an equity incentive plan effective upon the closing of the Business Combination (the “Closing”).

Governance

The Parties have agreed to take all actions within their power as necessary or appropriate such that, effective immediately after the Closing, the initial board of directors of PubCo will, in compliance with applicable Nasdaq and Toronto Stock Exchange rules, be comprised of one director designated by Crane Harbor Sponsor, LLC (the “Sponsor”) (subject to the Company’s consent, not to be unreasonably withheld, delayed or conditioned), and the remaining directors will designated by the Company (subject to SPAC’s consent, not to be unreasonably withheld, delayed or conditioned), which initial board shall include the Chief Executive Officer of the Company and an individual designated by Christian Weedbrook (the “Founder”).

Conditions to the Parties’ Obligations

The obligations of SPAC, the Company and PubCo to consummate the Business Combination are subject to customary closing conditions, including, among others: (i) expiration of the applicable waiting period under the HSR Act; (ii) receipt of the requisite approvals of the shareholders of the SPAC and the Company; (iii) the Court having granted the Final Order, which has not been set aside or modified in a manner unacceptable to the Parties; (iv) the registration statement on Form F-4 filed with the U.S. Securities and Exchange Commission (the “SEC”) in respect of the Business Combination becoming effective and no stop order being in effect; (v) approval for listing of PubCo’s Subordinate Voting Shares on the Global Market tier of the Nasdaq Stock Market LLC (or another national securities exchange mutually agreed to by the Parties in writing) and the Toronto Stock Exchange; (vi) the Ontario Securities Commission having issued a receipt for PubCo’s Canadian final non-offering prospectus; (vii) PubCo having at least US$5,000,001 of net tangible assets immediately after Closing; (viii) completion of the Company’s pre-closing reorganization; and (ix) SPAC’s redemption of all or a portion of the SPAC Class A Shares in connection with the Business Combination (as described further below), and the occurrence of the SPAC Continuance, in each case as contemplated by the Business Combination Agreement.

In addition, SPAC’s obligations to consummate the Business Combination are subject to additional customary closing conditions, including, among others: (i) the Company’s representations and warranties being true and correct to the standards set forth in the Business Combination Agreement and the Company’s pre-closing covenants having been performed or complied with in all material respects; (ii) no Company Material Adverse Effect (as defined in the Business Combination Agreement) having occurred that is continuing; and (iii) the Transaction Support Agreements (as defined below) remaining in full force and effect.

The obligations of the Company and PubCo to consummate the Business Combination are also subject to additional customary closing conditions, including, among others: (i) the representations and warranties of SPAC being true and correct to the standards set forth in the Business Combination Agreement (including SPAC’s capitalization representations being true and correct in all respects other than de minimis inaccuracies) and SPAC’s pre-closing covenants having been performed or complied with in all material respects; (ii) no Crane Harbor Material Adverse Effect (as defined in the Business Combination Agreement) having occurred that is continuing; (iii) Aggregate Transaction Proceeds (as defined in the Business Combination Agreement) being equal to or greater than US$150,000,000; and (iv) the Sponsor Letter Agreement (as defined below) remaining in full force and effect.

Redemption Offer

SPAC will provide the holders of SPAC Class A Shares the right to have all or a portion of their SPAC Class A Shares redeemed for cash in connection with the Business Combination, in accordance with SPAC’s second amended and restated memorandum and articles of association, for a per-share price equal to the pro rata portion of the funds then in SPAC’s trust account (including interest not previously released to pay taxes).

Termination

The Business Combination Agreement may be terminated prior to the Closing under certain customary and limited circumstances, including: (i) by mutual written consent of the Parties; (ii) by SPAC, if any representation or warranty of the Company is untrue or the Company fails to perform any covenant or agreement such that the certain conditions to Closing cannot be satisfied, and such breach is not cured within the applicable cure period; (iii) by the Company, if any representation or warranty of SPAC is untrue or SPAC fails to perform any covenant or agreement such that certain conditions to Closing cannot be satisfied, and such breach is not cured within the applicable cure period; (iv) by either SPAC or the Company if the transactions are not consummated by August 3, 2026, subject to an automatic three-month extension if the Court refuses to issue the Final Order (other than as a result of a material breach of SPAC’s covenants or obligations under the Business Combination Agreement or SPAC shareholder approval having not been obtained); (v) by either SPAC or the Company if a governmental authority issues a final, non-appealable order permanently enjoining the transactions; (vi) by either SPAC or the Company if, after SPAC’s shareholders meeting, the required approval of SPAC’s shareholders is not obtained; (vii) by either SPAC or the Company if the required approval of the Company’s shareholders is not obtained; or (viii) by the Company, prior to receipt of SPAC’s shareholder approval, in the event of a change in recommendation by SPAC’s board of directors.

If the Business Combination Agreement is validly terminated, it will become void and have no further force or effect, except that certain specified provisions (including with respect to confidentiality) will survive, and no Party will have any liability under the Business Combination Agreement, except that termination will not limit a Party’s liability for any willful or material breach of any covenant or agreement set forth in the Business Combination Agreement or for fraud prior to termination.

A copy of the Business Combination Agreement will be filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the Business Combination Agreement is qualified in its entirety by reference to the full text of such agreement. The Business Combination Agreement contains representations, warranties and covenants made by the Parties solely for the purposes of that agreement and as of specific dates, and which are subject to important qualifications and limitations agreed by the Parties in connection with negotiating the Business Combination Agreement. Those representations, warranties and covenants, and the related disclosure schedules (which are not filed publicly), were made for the purpose of allocating contractual risk among the Parties and not for the purpose of establishing matters as facts. SPAC does not believe that the disclosure schedules contain information material to an investment decision.

PIPE Financing

Concurrently with the execution of the Business Combination Agreement, PubCo entered into subscription agreements (each, a “Subscription Agreement” and collectively, the “Subscription Agreements”) with certain institutional and other accredited investors (collectively, the “PIPE Investors”), pursuant to which, subject to the consummation of the Business Combination, the PIPE Investors agreed to subscribe for and purchase, and PubCo agreed to issue and sell, PubCo Subordinate Voting Shares at a purchase price of US$10.00 per share for aggregate gross proceeds of approximately US$275 million (including US$23.25 million from Sponsor, its members and their partners and Affiliates (as defined in the Business Combination Agreement), of which US$8.25 million is from management of Sponsor and their partners and Affiliates, to be issued prior to or concurrently with the Closing (the “PIPE Financing”)).

The closing of the PIPE Financing is contingent upon, among other things, the consummation of the Business Combination and the satisfaction of the other conditions set forth in the Subscription Agreements. The Subscription Agreements provide that PubCo will grant the PIPE Investors customary registration rights, including an obligation to file a resale registration statement within 30 days after Closing and to use commercially reasonable efforts to have such registration statement declared effective as soon as practicable, and in any event no later than 60 calendar days after the Closing date, subject to an extension in the event of SEC review.

Each Subscription Agreement shall terminate and be void and of no further force and effect upon the earliest to occur of (i) such date and time as the Business Combination Agreement is terminated in accordance with its terms; (ii) the mutual written agreement of the respective parties to terminate such agreement; (iii) if any of the closing conditions are not met or waived by the Closing date or (iv) August 3, 2026.

The foregoing description of the Subscription Agreements and the PIPE Financing is qualified in its entirety by reference to the full text of the form of the Subscription Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Sponsor Letter Agreement

Concurrently with the execution of the Business Combination Agreement, the Sponsor, as the holder of all issued and outstanding SPAC Class B Shares, entered into a sponsor letter agreement (the “Sponsor Letter Agreement”) with SPAC, the Company and PubCo. Pursuant to the Sponsor Letter Agreement, the Sponsor agreed, among other things, to (i) appear and vote (or cause to be voted) all SPAC Class B Shares in favor of the Business Combination and against any competing proposal or other action that would reasonably be expected to impede, interfere with or delay the Business Combination; (ii) irrevocably waive any adjustment to the conversion ratio or other anti-dilution or similar protection with respect to the SPAC Class B Shares that would otherwise be triggered by the transactions contemplated by the Business Combination Agreement (including the PIPE Financing); and (iii) subject 1,100,000 SPAC Class B Shares (the “Lock-up Securities”) to post-Closing vesting/forfeiture conditions such that 550,000 Lock-up Securities will vest if the closing share price of PubCo’s Subordinate Voting Shares equals or exceeds $12.50 for 20 trading days within any 30 consecutive trading day period during the four-year period following Closing (the “Vesting Term”), and an additional 550,000 Lock-up Securities will vest if the closing share price of PubCo’s Subordinate Voting Shares equals or exceeds US$15.00 for 20 trading days within any 30 consecutive trading day period during the Vesting Term, with any unvested Lock-up Securities forfeited at the end of the Vesting Term; provided that all Lock-up Securities will vest immediately prior to the occurrence of (A) a merger, amalgamation, arrangement, consolidation or other business combination involving PubCo, (B) a sale of all or substantially all of the assets of PubCo, or (C) any other transaction or series of related transactions as a result of which the holders of PubCo Subordinate Voting Shares immediately prior to such transaction cease to own at least a majority of the outstanding PubCo Subordinate Voting Shares of Newco or its successor entity, in any case, during the Vesting Term. The remaining SPAC Class B Shares will continue to be subject to the lock-up provisions in the sponsor letter agreement entered into in connection with SPAC’s initial public offering. The Sponsor Letter Agreement terminates automatically if the Business Combination Agreement is terminated in accordance with its terms.

The foregoing description of the Sponsor Letter Agreement is qualified in its entirety by reference to the full text of the Sponsor Letter Agreement, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Transaction Support Agreements

Concurrently with the execution of the Business Combination Agreement, certain shareholders of the Company, holding, in the aggregate, the requisite votes to approve the special resolution of the Company shareholders in respect of the Plan of Arrangement (the “Company Arrangement Resolution”) entered into transaction support agreements with SPAC (collectively, the “Transaction Support Agreements”). Pursuant to the Transaction Support Agreements, each such shareholder agreed, among other things, to (i) appear and vote (or cause to be voted), in person, by proxy, by written consent or as otherwise required under the Company’s shareholders’ agreements or the Company’s articles of incorporation, as amended, all of its Company Common Shares, Company Preferred Shares and, if applicable, options and warrants, in favor of the Company Arrangement Resolution and the transactions contemplated by the Business Combination Agreement; (ii) oppose any counter-proposal to acquire the Company and any action that would reasonably be expected to breach the Company’s obligations under the Business Combination Agreement; (iii) refrain from transferring or encumbering the covered securities prior to Closing, subject to limited permitted transfers (including to affiliates conditioned on a joinder); and (iv) not exercise dissent rights with respect to the Business Combination, in each case on the terms and subject to the conditions set forth therein. The Transaction Support Agreements also include customary covenants and acknowledgments; provide for termination upon the earliest of the Closing, termination of the Business Combination Agreement and any amendment or modification of the Business Combination Agreement in a manner that is materially adverse to the shareholder party without such shareholder’s written consent, unless such amendment or modification has received requisite Company shareholder approval; and, if the Court does not grant the Final Order, require support for an alternative structure on the terms contemplated by the Business Combination Agreement, subject to conditions including receipt of the same consideration as set out in the Business Combination Agreement and no material adverse tax impact to the supporting shareholders as compared to what is expected to result from the Business Combination.

The foregoing description of the Transaction Support Agreements is qualified in its entirety by reference to the form of Transaction Support Agreement filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Investor and Registration Rights Agreement

At Closing, PubCo, the Sponsor, Christian Weedbrook, and the other parties listed on Schedule A thereto (together with their permitted transferees, the “Holders”) will enter into an investor and registration rights agreement (the “Investor and Registration Rights Agreement”). Pursuant to the Investor and Registration Rights Agreement, the Holders will be granted customary registration rights with respect to their PubCo Subordinate Voting Shares and, as applicable, PubCo Multiple Voting Shares, including demand, piggyback and shelf resale registration rights, subject to customary cutbacks, suspensions and expenses provisions. The Investor and Registration Rights Agreement will also provide for transfer restrictions, including that the PubCo Subordinate Voting Shares issued in exchange for the SPAC Class B Shares held by the Sponsor will be subject to a lock-up that ends on the earliest of (i) the first anniversary of the effective date of the Investor and Registration Rights Agreement, (ii) the date on which the closing price of PubCo’s Subordinate Voting Shares equals or exceeds US$12.00 per share (as adjusted for stock splits, dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30 consecutive trading-day period commencing at least 150 days after the Investor and Registration Rights Agreement’s effective date, and (iii) the date on which the PubCo completes a subsequent liquidation, merger, arrangement, share exchange, reorganization or other similar transaction that results in all of PubCo’s shareholders having the right to exchange their PubCo Subordinate Voting Shares for cash, securities or other property.

The foregoing description of the Investor and Registration Rights Agreement is qualified in its entirety by reference to the full text of the form of Investor and Registration Rights Agreement filed as Exhibit D to Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K under the heading “PIPE Financing” is incorporated by reference herein.  The PubCo Subordinate Voting Shares to be issued pursuant to the Subscription Agreements will be offered and sold in private placement transactions not involving a public offering and will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on one or more exemptions from registration, including Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder, and, for certain non-U.S. investors, Regulation S. In Canada, such securities will be distributed pursuant to exemptions from the prospectus requirements, including National Instrument 45-106 – Prospectus Exemptions, the Securities Act (Ontario) and, where applicable, Ontario Securities Commission Rule 72-503 – Distributions Outside of Canada.

Item 7.01 Regulation FD Disclosure

On November 3, 2025, SPAC and the Company issued a press release announcing their entry into the Business Combination Agreement. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Furnished as Exhibit 99.2 hereto and incorporated into this Item 7.01 by reference is the investor presentation that SPAC and the Company have prepared for use in connection with the announcement of the Business Combination.

Furnished as Exhibit 99.3 hereto and incorporated into this Item 7.01 by reference is a transcript from a recording distributed on November 3, 2025, in which executives from the SPAC and the Company discuss the Business Combination.

The foregoing (including Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3) is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Additional Information and Where to Find It

In connection with the proposed transaction involving SPAC, the Company and PubCo, PubCo will prepare and file with the SEC a registration statement on Form F-4 that will include a document that will serve as both a prospectus of PubCo and a proxy statement of SPAC (the “Proxy Statement/Prospectus”). SPAC, the Company and PubCo will prepare and file the Proxy Statement/Prospectus with the SEC and SPAC will mail the Proxy Statement/Prospectus to its shareholders and file other documents regarding the proposed transaction with the SEC. This Form 8-K is not a substitute for any proxy statement, registration statement, proxy statement/prospectus or other documents SPAC or PubCo may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE, ANY AMENDMENTS OR SUPPLEMENTS TO THE PROXY STATEMENT/PROSPECTUS, AND OTHER DOCUMENTS FILED BY SPAC OR PUBCO WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the Proxy Statement/Prospectus and other documents filed with the SEC by SPAC or PubCo through the website maintained by the SEC at www.sec.gov. Investors and securityholders will also be able to obtain free copies of the documents filed by SPAC and/or PubCo with the SEC on SPAC’s website at www.craneharboracquisition.com or by emailing info@hepcollc.com.

No Offer or Solicitation

This Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities of SPAC or PubCo or a solicitation of any vote or approval. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Participants in the Solicitation

SPAC, the Company and PubCo, and certain of their respective directors, executive officers and employees, may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of proxies in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the Proxy Statement/Prospectus and other relevant materials when it is filed with the SEC. Information regarding the directors and executive officers of SPAC is contained in SPAC’s final prospectus for its initial public offering, filed with the SEC on April 25, 2025 and certain of its Current Reports filed on Form 8-K. These documents can be obtained free of charge from the sources indicated above.

Caution Concerning Forward-Looking Statements

Certain statements contained in this Form 8-K may be considered forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act and Section 21E of the Exchange Act, including statements regarding the proposed transaction involving SPAC, the Company and PubCo, and the ability to consummate the proposed transaction. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely”, “believe,” “estimate,” “project,” “intend,” and other similar expressions among others. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: (i) the risk that the conditions to the closing of the proposed transaction are not satisfied, including the failure to timely or at all obtain shareholder approval for the proposed transaction or the failure to timely or at all obtain any required regulatory clearances, including under the HSR Act; (ii) uncertainties as to the timing of the consummation of the proposed transaction and the ability of each of SPAC, the Company and PubCo to consummate the proposed transaction; (iii) the possibility that other anticipated benefits of the proposed transaction will not be realized, and the anticipated tax treatment of the proposed transaction; (iv) the occurrence of any event that could give rise to termination of the proposed transaction; (v) the risk that shareholder litigation in connection with the proposed transaction or other settlements or investigations may affect the timing or occurrence of the proposed transaction or result in significant costs of defense, indemnification and liability; (vi) changes in general economic and/or industry specific conditions; (vii) possible disruptions from the proposed transaction that could harm the Company’s business; (viii) the ability of the Company to retain, attract and hire key personnel; (ix) potential adverse reactions or changes to relationships with customers, employees, suppliers or other parties resulting from the announcement or completion of the proposed transaction; (x) potential business uncertainty, including changes to existing business relationships, during the pendency of the proposed transaction that could affect the Company’s financial performance; (xi) legislative, regulatory and economic developments; (xii) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism, outbreak of war or hostilities and any epidemic, pandemic or disease outbreak, as well as management’s response to any of the aforementioned factors; and (xiii) other risk factors as detailed from time to time in SPAC’s reports filed with the SEC, including SPAC’s annual report on Form 10-K, periodic quarterly reports on Form 10-Q, periodic current reports on Form 8-K and other documents filed with the SEC. The foregoing list of important factors is not exclusive. Neither SPAC nor the Company can give any assurance that the conditions to the proposed transaction will be satisfied. Except as required by applicable law, neither SPAC nor the Company undertakes any obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibits

2.1	Business Combination Agreement, dated as of November 3, 2025, by and among Crane Harbor Acquisition Corp., Xanadu Quantum Technologies Limited and Xanadu Quantum Technologies Inc.

10.1	Form of Subscription Agreement (Institutional)

10.2	Form of Subscription Agreement (Individual)

10.3	Sponsor Letter Agreement, dated as of November 3, 2025, among Crane Harbor Acquisition Corp., Xanadu Quantum Technologies Limited, Xanadu Quantum Technologies Inc. and Crane Harbor Sponsor, LLC.

10.4	Form of Transaction Support Agreement, dated as of November 3, 2025, among Crane Harbor Acquisition Corp. and the shareholder party thereto.

99.1	Press Release dated November 3, 2025.

99.2	Investor Presentation

99.3	Transcript of Recorded Investor Presentation.

104	Cover page interactive data file (embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 3, 2025	CRANE HARBOR ACQUISITION CORP.

	By:	/s/ William Fradin
	Name:	William Fradin
	Title:	Chief Executive Officer